                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 1999

I.   RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                                                 791,647.13
       Available Funds:
            Contract Payments due and received in this period                                                           4,267,858.19
            Contract Payments due in prior period(s) and received in this period                                          491,198.06
            Contract Payments received in this period for next period                                                     214,969.66
            Sales, Use and Property Tax payments received                                                                 119,453.79
            Prepayment Amounts related to early termination in this period                                                686,070.01
            Servicer Advance                                                                                              542,469.22
            Proceeds received from recoveries on previously Defaulted Contracts                                                 0.00
            Transfer from Reserve Account                                                                                   8,997.99
            Interest earned on Collection Account                                                                          12,843.70
            Interest earned on Affiliated Account                                                                           7,564.88
            Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                         0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
                < Predecessor contract)                                                                                         0.00
            Amounts paid under insurance policies                                                                               0.00
            Maintenance, Late Charges and any other amounts                                                               126,830.81

                                                                                                                      --------------
       Total Available Funds                                                                                            7,269,903.44
       Less: Amounts to be Retained in Collection Account                                                                 791,372.95
                                                                                                                      --------------
       AMOUNT TO BE DISTRIBUTED                                                                                         6,478,530.49
                                                                                                                      ==============




       DISTRIBUTION OF FUNDS:
            1. To Trustee -  Fees                                                                                               0.00
            2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                 491,198.06
            3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                  a) Class A1 Principal and Interest                                                                    4,169,469.90
                  a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  549,900.00
                  a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                           182,832.00
                  b) Class B Principal and Interest                                                                       112,923.49
                  c) Class C Principal and  Interest                                                                      128,577.67
                  d) Class D Principal and Interest                                                                       132,141.00
                  e) Class E Principal and Interest                                                                       139,232.71

            4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
            5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                  a) Residual Interest (Provided no Restricting or Amortization Event in effect)                           49,492.06
                  b) Residual Principal (Provided no Restricting or Amortization Event in effect)                         177,207.27
                  c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                 8,997.99
            6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                 266,693.18
            7. To Servicer, Servicing Fee and other Servicing Compensations                                                69,865.16
                                                                                                                      --------------
       TOTAL FUNDS DISTRIBUTED                                                                                          6,478,530.49
                                                                                                                      ==============

                                                                                                                      --------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
          (if any)}                                                                                                       791,372.95
                                                                                                                      ==============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                     $ 2,182,541.24
      - Add Investment Earnings                                                                                             8,997.99
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
      - Less Distribution to Certificate Account                                                                            8,997.99
                                                                                                                      --------------
End of period balance                                                                                                 $ 2,182,541.24
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                             $ 2,182,541.24
                                                                                                                      ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 1999

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                 125,847,669.01
                   Pool B                                  37,170,669.31
                                                         ---------------
                                                                              163,018,338.32

Class A Overdue Interest, if any                                    0.00
Class A Monthly Interest - Pool A                             592,394.56
Class A Monthly Interest - Pool B                             174,971.07

Class A Overdue Principal, if any                                   0.00
Class A Monthly Principal - Pool A                          2,596,005.00
Class A Monthly Principal - Pool B                          1,538,831.27
                                                         ---------------
                                                                                4,134,836.27
Ending Principal Balance of the Class A Notes
                   Pool A                                 123,251,664.01
                   Pool B                                  35,631,838.04
                                                         ---------------
                                                                              --------------
                                                                              158,883,502.05
                                                                              ==============


------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $190,972,000     Original Face $190,972,000     Balance Factor
$  4.018210                    $ 21.651531                          83.197276%
------------------------------------------------------------------------------

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                 7,928,338.32
                   Class A2                               117,000,000.00
                   Class A3                                38,090,000.00
                                                         ---------------
                                                                               163,018,338.32
Class A Monthly Interest
                   Class A1 (Actual Number Days/360)           34,633.63
                   Class A2                                   549,900.00
                   Class A3                                   182,832.00

Class A Monthly Principal
                   Class A1                                 4,134,836.27
                   Class A2                                         0.00
                   Class A3                                         0.00
                                                         ---------------
                                                                                 4,134,836.27
Ending Principal Balance of the Class A2 Notes
                   Class A1                                 3,793,502.05
                   Class A2                               117,000,000.00
                   Class A3                                38,090,000.00
                                                         ---------------
                                                                              ---------------
                                                                               158,883,502.05
                                                                              ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 1999


V.  CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
                   Pool A                                   2,876,463.20
                   Pool B                                     849,595.96
                                                         ---------------
                                                                                 3,726,059.16

     Class B Overdue Interest, if any                               0.00
     Class B Monthly Interest - Pool A                         14,214.52
     Class B Monthly Interest - Pool B                          4,198.42
     Class B Overdue Principal, if any                              0.00
     Class B Monthly Principal - Pool A                        59,337.26
     Class B Monthly Principal - Pool B                        35,173.29
                                                         ---------------
                                                                                    94,510.55
     Ending Principal Balance of the Class B Notes
                   Pool A                                   2,817,125.94
                   Pool B                                     814,422.67
                                                         ---------------
                                                                              ---------------
                                                                                 3,631,548.61
                                                                              ===============

     -------------------------------------------------------------------------
     Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
     Original Face $4,365,000    Original Face $4,365,000     Balance Factor
     $    4.218314               $   21.651901                      83.196990%
     -------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class C Notes
                   Pool A                                   3,236,265.16
                   Pool B                                     955,881.39
                                                         ---------------
                                                                                 4,192,146.55

     Class C Overdue Interest, if any                               0.00
     Class C Monthly Interest - Pool A                         17,179.17
     Class C Monthly Interest - Pool B                          5,074.14
     Class C Overdue Principal, if any                              0.00
     Class C Monthly Principal - Pool A                        66,754.41
     Class C Monthly Principal - Pool B                        39,569.95
                                                         ---------------
                                                                                   106,324.36
     Ending Principal Balance of the Class C Notes
                   Pool A                                   3,169,510.75
                   Pool B                                     916,311.44
                                                         ---------------
                                                                              ---------------
                                                                                 4,085,822.19
                                                                              ===============

     -------------------------------------------------------------------------
     Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
     Original Face $4,910,955    Original Face $4,910,955     Balance Factor
     $    4.531361               $    21.650445                     83.198119%
     -------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 1999

VII. CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                   Pool A                                   3,236,265.16
                   Pool B                                     955,881.39
                                                         ---------------
                                                                                 4,192,146.55

      Class D Overdue Interest, if any                              0.00
      Class D Monthly Interest - Pool A                        19,930.00
      Class D Monthly Interest - Pool B                         5,886.64
      Class D Overdue Principal, if any                             0.00
      Class D Monthly Principal - Pool A                       66,754.41
      Class D Monthly Principal - Pool B                       39,569.95
                                                         ---------------
                                                                                   106,324.36
      Ending Principal Balance of the Class D Notes
                   Pool A                                   3,169,510.75
                   Pool B                                     916,311.44
                                                         ---------------
                                                                              ---------------
                                                                                 4,085,822.19
                                                                              ===============

      ------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000    Ending Principal
      Original Face $4,910,955   Original Face $4,910,955     Balance Factor
      $   5.256949               $    21.650445                     83.198119%
      ------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class E Notes
                   Pool A                                   3,236,265.16
                   Pool B                                     955,881.39
                                                         ---------------
                                                                                 4,192,146.55

      Class E Overdue Interest, if any                              0.00
      Class E Monthly Interest - Pool A                        25,404.68
      Class E Monthly Interest - Pool B                         7,503.67
      Class E Overdue Principal, if any                             0.00
      Class E Monthly Principal - Pool A                       66,754.41
      Class E Monthly Principal - Pool B                       39,569.95
                                                         ---------------
                                                                                   106,324.36
      Ending Principal Balance of the Class E Notes
                   Pool A                                   3,169,510.75
                   Pool B                                     916,311.44
                                                         ---------------
                                                                              ---------------
                                                                                 4,085,822.19
                                                                              ===============

      ------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000    Ending Principal
      Original Face $4,910,955   Original Face $4,910,955     Balance Factor
      $   6.701008               $  21.650445                       83.198119%
      ------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 1999


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

     Beginning Residual Principal Balance
                   Pool A                                                        5,393,282.39
                   Pool B                                                        1,592,962.08
                                                                              ---------------
                                                                                                      6,986,244.47

     Residual Interest - Pool A                                                     38,197.41
     Residual Interest - Pool B                                                     11,294.65
     Residual Principal - Pool A                                                   111,257.36
     Residual Principal - Pool B                                                    65,949.91
                                                                              ---------------
                                                                                                        177,207.27
     Ending Residual Principal Balance
                   Pool A                                                        5,282,025.03
                   Pool B                                                        1,527,012.17
                                                                              ---------------
                                                                                                   ---------------
                                                                                                      6,809,037.20
                                                                                                   ===============

X.  PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                                   69,865.16
      - Servicer Advances reimbursement                                                                 491,198.06
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                 266,693.18
                                                                                                   ---------------
     Total amounts due to Servicer                                                                      827,756.40
                                                                                                   ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 1999


XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   143,826,210.13

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

       Decline in Aggregate Discounted Contract Balance                                                                 2,966,862.86

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                              ---------------
         ending of the related Collection Period                                                                      140,859,347.27
                                                                                                                     ===============

       Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            2,413,226.32

          - Principal portion of Prepayment Amounts                                                    553,636.54

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                         0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                              0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                       0.00

                                                                                                  ---------------
                                    Total Decline in Aggregate Discounted Contract Balance           2,966,862.86
                                                                                                  ===============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                   42,480,871.37

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                     0.00

       Decline in Aggregate Discounted Contract Balance                                                                 1,758,664.30

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     ---------------
          ending of the related Collection Period                                                                      40,722,207.07
                                                                                                                     ===============

       Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            1,604,527.43

          - Principal portion of Prepayment Amounts                                                    154,136.87

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                  ---------------
                                    Total Decline in Aggregate Discounted Contract Balance           1,758,664.30
                                                                                                  ===============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     181,581,554.34
                                                                                                                     ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 1999


XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                            Predecessor
                                                                    Discounted           Predecessor       Discounted
         Lease #       Lessee Name                                  Present Value        Lease #           Present Value
         -------------------------------------------------          -----------------    --------------    ------------------
                       NONE











                                                                    -----------------                      ------------------
                                                          Totals:               $0.00                                   $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                    $161,410,790.25
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                               YES       NO  X
                                                                  -----    -----


         POOL B                                                                                            Predecessor
                                                                    Discounted           Predecessor       Discounted
         Lease #       Lessee Name                                  Present Value        Lease #           Present Value
         -------------------------------------------------          -----------------    --------------    ------------------
                       NONE









                                                                    -----------------                      ------------------
                                                          Totals:               $0.00                                   $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                     $56,843,333.29
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
            RATING AGENCY APPROVES)                                                                                      0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
         (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
         BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                               YES       NO  X
                                                                  -----    -----

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 1999


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                           Predecessor
                                                                    Discounted           Predecessor       Discounted
         Lease #       Lessee Name                                  Present Value        Lease #           Present Value
         -------------------------------------------------          -----------------    --------------    ------------------
                       None










                                                                    -----------------                      ------------------
                                                        Totals:                 $0.00                                   $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
            CONTRACTS                                                                                                    0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                    $161,410,790.25
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                               YES       NO  X
                                                                  -----    -----

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                     Predecessor
                                                                    Discounted           Predecessor       Discounted
         Lease #       Lessee Name                                  Present Value        Lease #           Present Value
         -------------------------------------------------          -----------------    --------------    ------------------
                       None









                                                                    -----------------                      ------------------
                                                        Totals:                 $0.00                                   $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
            SUBSTITUTED                                                                                                 $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                     $56,843,333.29
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
         (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR
         A BANKRUPTCY PETITION HAS BEEN FILED.


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                               YES       NO  X
                                                                  -----    -----

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 11, 1999


XV.  POOL PERFORMANCE MEASUREMENTS


1.               AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                                     TOTAL OUTSTANDING CONTRACTS
    This Month                                     6,779,696.29        This Month                                181,581,554.34
    1 Month Prior                                  4,136,334.97        1 Month Prior                             186,307,081.50
    2 Months Prior                                 4,406,538.63        2 Months Prior                            191,473,297.26

    Total                                         15,322,569.89        Total                                     559,361,933.10

    a) 3 MONTH AVERAGE                             5,107,523.30        b) 3 MONTH AVERAGE                        186,453,977.70

    c) a/b                                                2.74%


2.  Does a Delinquency Condition Exist (1c > 6%)?                                      Yes          No    X
                                                                                           ------       -------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                              Yes          No     X
                                                                                           ------       -------
    B. An Indenture Event of Default has occurred and is then continuing?              Yes          No     X
                                                                                           ------       -------

4.  Has a Servicer Event of Default occurred?                                          Yes          No     X
                                                                                           ------       -------


5.  Amortization Event Check

    A. Is 1c  > 8%?                                                                    Yes          No     X
                                                                                           ------       -------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
         or obligation not remedied within 90 days?                                    Yes          No     X
                                                                                           ------       -------
    C. As of any Determination date, the sum of all defaulted contracts since
         the Closing date exceeds 6% of the ADCB on the Closing Date?                  Yes          No     X
                                                                                           ------       -------


6.  Aggregate Discounted Contract Balance at Closing Date                              Balance      $218,254,123.54
                                                                                                    ---------------

    DELINQUENT LEASE SUMMARY

            Days Past Due         Current Pool Balance         # Leases
            -------------         --------------------         --------
                  31 - 60                 5,983,744.04              176
                  61 - 90                   563,896.90               77
                 91 - 180                 6,779,696.29               78

    Approved By:
    Lisa J. Cruikshank
    Vice President